MONEY MARKET PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Money Market Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

               For          Against        Abstain         Broker Non-Votes*
               ---          -------        -------         -----------------
           101,166,979     4,357,475      2,978,403               0

2.    To elect Trustees.

                                                   Number of Votes:

              Trustee                      For                 Withheld
              -------                      ---                 --------
           Dr. Kenneth Black, Jr.       105,734,949            2,767,908
           Dr. Rosita P. Chang          105,945,445            2,557,412
           Peter B. Freeman             106,034,417            2,468,440
           Dr. J.D. Hammond             106,060,458            2,442,399
           Daniel Pierce                106,060,458            2,442,399

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

               For          Against        Abstain         Broker Non-Votes*
               ---          -------        -------         -----------------
           97,002,639     7,020,135       4,480,083               0

4(A). To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

              For          Against        Abstain         Broker Non-Votes*
              ---          -------        -------         -----------------
           97,136,098     7,172,039       4,194,720               0

4(B). To approve certain other provisions of the Amended and Restated
      Declaration of Trust.

                                Number of Votes:

              For          Against        Abstain         Broker Non-Votes*
              ---          -------        -------         -----------------
           97,519,113      6,849,785      4,133,959               0

                             MONEY MARKET PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          91,608,962        10,593,134        6,300,761        0

      5.2   Borrowing                                95,923,036        6,279,060         6,300,761        0

      5.3   Senior securities                        95,926,291        6,275,805         6,300,761        0

      5.4   Concentration                            95,926,291        6,275,805         6,300,761        0

      5.5   Purchase of physical commodities         95,926,291        6,275,805         6,300,761        0

      5.6   Underwriting of securities               95,926,291        6,275,805         6,300,761        0

      5.7   Investment in real estate                95,926,291        6,275,805         6,300,761        0

      5.8   Lending                                  95,926,291        6,275,805         6,300,761        0

      5.9   Margin purchases and short sales         91,608,962        10,593,134        6,300,761        0

      5.10  Joint trading accounts                   95,926,291        6,275,805         6,300,761        0

      5.11  Purchases of securities of related       91,607,877        10,594,219        6,300,761        0
            issuers

      5.12  Pledging of assets                       91,595,942        10,606,154        6,300,761        0

      5.13  Restricted and illiquid securities       91,595,942        10,606,154        6,300,761        0

      5.14  Voting securities                        91,607,877        10,594,219        6,300,761        0

      5.15  Options                                  91,605,707        10,596,389        6,300,761        0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

              For                    Against                    Abstain
              ---                    -------                    -------
          103,867,615               1,916,160                  2,719,082

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                                 BOND PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Bond Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,632,275        325,149         235,351                0

2.    To elect Trustees.

                                                    Number of Votes:
              Trustee                          For              Withheld
              -------                          ---              --------
          Dr. Kenneth Black, Jr.            9,982,091           210,684
          Dr. Rosita P. Chang               9,997,074           195,701
          Peter B. Freeman                  10,010,019          182,756
          Dr. J.D. Hammond                  10,011,038          181,737
          Daniel Pierce                     10,006,146          186,629

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,095,218        600,660        496,897                 0


4(A). To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,194,903        537,057        460,815                 0

4(B). To approve certain other provisions of the Amended and Restated
      Declaration of Trust.
                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,203,974        535,324        453,477                 0

                                 BOND PORTFOLIO

5. To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           9,118,457         575,382           498,936          0

      5.2   Borrowing                                 9,108,264         585,575           498,936          0

      5.3   Senior securities                         9,122,228         571,611           498,936          0

      5.4   Concentration                             9,116,623         577,216           498,936          0

      5.5   Purchase of physical commodities          9,118,253         575,586           498,936          0

      5.6   Underwriting of securities                9,118,457         575,382           498,936          0

      5.7   Investment in real estate                 9,122,025         571,814           498,936          0

      5.8   Lending                                   9,122,228         571,611           498,936          0

      5.9   Margin purchases and short sales          9,113,972         579,867           498,936          0

      5.10  Joint trading accounts                    9,122,228         571,611           498,936          0

      5.11  Purchases of securities of related        9,122,228         571,611           498,936          0
            issuers

      5.12  Pledging of assets                        9,117,540         576,299           498,936          0

      5.13  Restricted and illiquid securities        9,118,559         575,280           498,936          0

      5.14  Voting securities                         9,121,311         572,528           498,936          0

      5.15  Options                                   9,102,658         591,181           498,936          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

                For                      Against                    Abstain
                ---                      -------                    -------
             9,949,780                    57,997                    184,998

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                               BALANCED PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Balanced Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,970,417        339,973               188,940                0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           8,247,410                   251,920

         Dr. Rosita P. Chang              8,248,175                   251,155

         Peter B. Freeman                 8,248,345                   250,985

         Dr. J.D. Hammond                 8,251,745                   247,585

         Daniel Pierce                    8,249,960                   249,370

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,476,096        711,734               311,500                0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,553,100        515,994               430,236                0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,563,044        502,140               434,146                0

                               BALANCED PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           7,707,363         446,045           345,922          0

      5.2   Borrowing                                 7,680,250         473,158           345,922          0

      5.3   Senior securities                         7,707,108         446,300           345,922          0

      5.4   Concentration                             7,704,049         449,359           345,922          0

      5.5   Purchase of physical commodities          7,699,034         454,374           345,922          0

      5.6   Underwriting of securities                7,704,473         448,935           345,922          0

      5.7   Investment in real estate                 7,708,468         444,940           345,922          0

      5.8   Lending                                   7,705,493         447,915           345,922          0

      5.9   Margin purchases and short sales          7,648,803         504,605           345,922          0

      5.10  Joint trading accounts                    7,706,853         446,555           345,922          0

      5.11  Purchases of securities of related        7,704,304         449,104           345,922          0
            issuers

      5.12  Pledging of assets                        7,696,144         457,264           345,922          0

      5.13  Restricted and illiquid securities        7,699,119         454,289           345,922          0

      5.14  Voting securities                         7,703,624         449,784           345,922          0

      5.15  Options                                   7,643,788         509,620           345,922          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
       8,208,144                    69,779                    221,407

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           GROWTH AND INCOME PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Growth and Income Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
        11,621,811        453,371               328,958                0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.          11,878,205                   525,935

         Dr. Rosita P. Chang             11,926,953                   477,187

         Peter B. Freeman                11,871,135                   533,005

         Dr. J.D. Hammond                11,906,238                   497,902

         Daniel Pierce                   11,916,286                   487,854

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
        11,052,834        879,825               471,481                0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
        11,057,175        738,542               608,423                0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         11,124,778       735,069               544,293                0

                           GROWTH AND INCOME PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          10,996,271         800,067           607,802          0

      5.2   Borrowing                                10,924,327         872,011           607,802          0

      5.3   Senior securities                        10,958,190         838,148           607,802          0

      5.4   Concentration                            10,983,743         812,595           607,802          0

      5.5   Purchase of physical commodities         10,960,671         835,667           607,802          0

      5.6   Underwriting of securities               10,985,231         811,107           607,802          0

      5.7   Investment in real estate                10,985,231         811,107           607,802          0

      5.8   Lending                                  10,968,486         827,852           607,802          0

      5.9   Margin purchases and short sales         10,954,593         841,745           607,802          0

      5.10  Joint trading accounts                   10,999,620         796,718           607,802          0

      5.11  Purchases of securities of related       10,988,580         807,758           607,802          0
            issuers

      5.12  Pledging of assets                       10,974,068         822,270           607,802          0

      5.13  Restricted and illiquid securities       10,954,221         842,117           607,802          0

      5.14  Voting securities                        10,979,401         816,937           607,802          0

      5.15  Options                                  10,931,645         864,693           607,802          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      11,898,672                   244,733                    260,735

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                            CAPITAL GROWTH PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Capital Growth Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         29,595,099        854,059             1,007,883               0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.          30,726,924                  730,117

         Dr. Rosita P. Chang             30,819,407                  637,634

         Peter B. Freeman                30,769,705                  687,336

         Dr. J.D. Hammond                30,824,126                  632,915

         Daniel Pierce                   30,825,069                  631,972

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         27,647,594      2,218,979             1,590,468               0


4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         28,130,774      1,667,223             1,659,044               0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         28,084,847      1,744,293             1,627,901               0

                            CAPITAL GROWTH PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          27,919,068        1,669,111         1,868,862         0

      5.2   Borrowing                                27,788,522        1,799,657         1,868,862         0

      5.3   Senior securities                        27,904,913        1,683,266         1,868,862         0

      5.4   Concentration                            27,902,081        1,686,098         1,868,862         0

      5.5   Purchase of physical commodities         27,836,336        1,751,843         1,868,862         0

      5.6   Underwriting of securities               27,918,439        1,669,740         1,868,862         0

      5.7   Investment in real estate                27,829,416        1,758,763         1,868,862         0

      5.8   Lending                                  27,894,846        1,693,333         1,868,862         0

      5.9   Margin purchases and short sales         27,787,892        1,800,287         1,868,862         0

      5.10  Joint trading accounts                   27,904,598        1,683,581         1,868,862         0

      5.11  Purchases of securities of related       27,873,141        1,715,038         1,868,862         0
            issuers

      5.12  Pledging of assets                       27,866,220        1,721,959         1,868,862         0

      5.13  Restricted and illiquid securities       27,857,413        1,730,766         1,868,862         0

      5.14  Voting securities                        27,899,565        1,688,614         1,868,862         0

      5.15  Options                                  27,805,508        1,782,671         1,868,862         0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      29,953,395                   549,869                    953,777

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           GLOBAL DISCOVERY PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Global Discovery Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investment, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
          2,589,185       108,595               87,427                 0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           2,645,139                   140,068

         Dr. Rosita P. Chang              2,648,231                   136,976

         Peter B. Freeman                 2,646,114                   139,093

         Dr. J.D. Hammond                 2,648,593                   136,614

         Daniel Pierce                    2,648,704                   136,503

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         2,455,717        197,415               132,075                0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
          2,445,691       185,383               154,133                0


4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
          2,471,676       159,704               153,827                0

                           GLOBAL DISCOVERY PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           2,471,844         186,636           126,727          0

      5.2   Borrowing                                    N/A              N/A               N/A           N/A

      5.3   Senior securities                         2,471,844         186,636           126,727          0

      5.4   Concentration                             2,459,533         198,948           126,727          0

      5.5   Purchase of physical                      2,470,646         187,834           126,727          0
            commodities

      5.6   Underwriting of securities                2,471,844         186,636           126,727          0

      5.7   Investment in real estate                 2,471,844         186,636           126,727          0

      5.8   Lending                                   2,446,833         211,647           126,727          0

      5.9   Margin purchases and short sales          2,448,281         210,199           126,727          0

      5.10  Joint trading accounts                    2,471,844         186,636           126,727          0

      5.11  Purchases of securities of related        2,459,533         198,947           126,727          0
            issuers

      5.12  Pledging of assets                           N/A              N/A               N/A           N/A

      5.13  Restricted and illiquid securities           N/A              N/A               N/A           N/A

      5.14  Voting securities                            N/A              N/A               N/A           N/A

      5.15  Options                                      N/A              N/A               N/A           N/A

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
       2,602,804                   108,706                     73,697

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                             INTERNATIONAL PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, International Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         47,344,481       977,687              1,659,504               0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           48,459,502                1,522,170

         Dr. Rosita P. Chang              48,532,618                1,449,054

         Peter B. Freeman                 48,494,550                1,487,122

         Dr. J.D. Hammond                 48,569,527                1,412,145

         Daniel Pierce                    48,556,613                1,425,059

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,860,939      1,841,230             2,279,503               0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,894,453      1,626,675             2,460,544               0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,930,280      1,594,367             2,457,025               0

                             INTERNATIONAL PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          45,922,172        1,473,017         2,586,483         0

      5.2   Borrowing                                45,642,615        1,752,574         2,586,483         0

      5.3   Senior securities                        45,913,844        1,481,345         2,586,483         0

      5.4   Concentration                            45,897,828        1,497,361         2,586,483         0

      5.5   Purchase of physical commodities         45,886,673        1,508,516         2,586,483         0

      5.6   Underwriting of securities               45,917,367        1,477,822         2,586,483         0

      5.7   Investment in real estate                45,887,899        1,507,290         2,586,483         0

      5.8   Lending                                  45,908,078        1,487,111         2,586,483         0

      5.9   Margin purchases and short sales         45,845,938        1,549,251         2,586,483         0

      5.10  Joint trading accounts                   45,913,844        1,481,345         2,586,483         0

      5.11  Purchases of securities of related       45,887,578        1,507,611         2,586,483         0
            issuers

      5.12  Pledging of assets                       45,867,078        1,528,111         2,586,483         0

      5.13  Restricted and illiquid securities       45,816,149        1,579,040         2,586,483         0

      5.14  Voting securities                        45,902,633        1,492,556         2,586,483         0

      5.15  Options                                  45,860,031        1,535,158         2,586,483         0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      47,901,561                   754,149                   1,325,962

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.